IMPAIRMENT LOSS OF GOODWILL	12 Months Ended
Dec. 31, 2013
IMPAIRMENT LOSS OF GOODWILL [Abstract]
IMPAIRMENT LOSS OF GOODWILL
14	IMPAIRMENT LOSS OF GOODWILL

In 2011, for Mavrix reporting unit, the Group compared its carrying value, inclusive of assigned goodwill, to its respective fair value - step 1 of the two-step impairment test. The Group estimated the fair value of these reporting units by the income approach. Significant assumptions inherent in the valuation methodologies for goodwill are employed and include, but are not limited to, prospective financial information, terminal value, and discount rates. Based on this quantitative test, the Group determined that the fair value of Mavrix reporting unit tested in 2011 was lower than its carrying amount because the management decided to cease the entire research and development project of the application for Android, which is the primarily line of business of Mavrix reporting unit, due to of technological failure and, therefore, step 2 of the two-step goodwill impairment test was performed. Under step 2 of the two-step goodwill impairment test, the Group estimated the impairment loss of goodwill by comparing the implied fair value of the Mavrix reporting unit's goodwill to the carrying amount of the Mavrix reporting unit's goodwill, which implied fair value of the Mavrix reporting unit's goodwill was calculated in a manner similar to a purchase price allocation. Based on the two-step goodwill impairment test, the Group recognized an impairment loss of $468 on the goodwill of Mavrix reporting unit for the year ended December 31, 2011.